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                           One Group(R) Mutual Funds

                      Supplement dated September 14, 2001
                     to Prospectus dated November 1, 2000

     A special meeting of shareholders of One Group Mutual Funds was held on Friday, September 14, 2001 at 10:00 a.m., Eastern Time. The special meeting was held to vote on proposals to amend or eliminate certain fundamental policies concerning diversification, investments in bonds and government securities, purchases of common stocks and voting securities, and the ability of the Funds to borrow money and make loans.

     Only shareholders of record at the close of business on June 15, 2001 were entitled to vote at the special meeting. Shareholders in the One Group Health Sciences Fund were not asked to vote on any of the proposals. Shareholders voting in person or by proxy approved all the proposals presented. Each proposal will be effective November 1, 2001.

     For information on each proposal, please visit www.onegroup.com or call One
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Group Mutual Funds at 1-800-480-4111.